Available-for-Sale Securities - Available-for-Sale Securities Debt Maturities Market Value (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Sep. 30, 2020
Debt Securities, Available-for-sale, Fair Value, Fiscal Year Maturity [Abstract]
Due within one year	$ 226,990
1 to 2 years	19,080
2 to 3 years	58,270
3 to 4 years	94,188
Thereafter	67,025
Total	$ 465,553	$ 559,385